TO OUR SHAREHOLDERS:

WELCOME TO LEGG MASON!

It is with great pleasure that I welcome you all to Legg Mason. We are indeed very fortunate to be a member of this great company. You, our fellow shareholders, apparently agree. Of the proxy solicitations received, 97% voted to join Legg Mason's family of funds.

In my last letter to you, I indicated that although I was happy with our investment performance, our growth in assets was troubling me. After three years and only $10 million in assets it was clear we needed to seek a partnership that would help us expand the shareholder base of Focus Trust. We could not have picked a better team to play for.

Legg Mason, a publicly-traded company on the New York Stock Exchange, has 100 offices across the country and over 1,000 Financial Advisors whose clients may now invest in our Fund. With $74.4 billion of assets under management, it is clear Legg Mason has earned the right to be listed among the top money management firms in the country.

Adding distribution was an important consideration in my decision to merge with Legg Mason. But the principal reason for seeking this partnership was the opportunity to join Legg Mason Fund Adviser, Inc.(LMFA), led by the exceptionally talented portfolio manager Bill Miller. Many of you, I am sure, are aware of Bill's talents. He has managed the Legg Mason Value Trust since 1990 and has outperformed the S&P 500 Index over the last seven consecutive years. Bill is one of the brightest money managers working today and I am fortunate that he has been my intellectual coach for the past 15 years. Those who have read The Warren Buffett Way know, from the acknowledgement, the debt that I owe to Bill in helping me to better understand Warren Buffett.

In addition to Bill, LMFA includes several other talented investment professionals. Lisa Rapuano is our technology analyst and co-manages the Legg Mason Special Investment Trust with Bill. Nancy Dennin, who outperformed Bill's Value Trust in 1997, manages the Legg Mason Total Return Trust and David Nelson, the former director of research at Legg Mason, manages the American Leading Companies Trust. In addition, we have the analytical services of Randy Befumo, Jay Leopold, and Chip Coleman. I am especially pleased that Ericka Merluzzi, my research assistant for the past two years, has joined the group and will continue to work with me on Focus Trust. On the individual account side, Kyle Legg and Mary Chris Gay offer a high level of portfolio management expertise.

PERFORMANCE ANALYSIS

Legg Mason Focus Trust's total return for the first quarter, second quarter, and year to date are shown below with the total returns of the Fund's two comparable benchmark indices: the Standard & Poor's 500 Index and Lipper Analytical Services, Inc.'s ("Lipper") index of growth stock funds.

                                                                           LIPPER
                                                                           GROWTH
                                                            FOCUS  S&P 500 STOCK
   1998                                                     TRUST   INDEX  FUNDS
   ----                                                     -----  ------- ------
   First Quarter........................................... 16.8%   13.8%   12.4%
   Second Quarter..........................................  5.2%    3.0%    2.9%
   Year to Date............................................ 22.9%   16.8%   15.6%

Legg Mason Focus Trust's average annual total returns for one, two and three years are shown below as well as total return information for the same periods for the S&P 500 Index and Lipper's index of growth stock funds.

                                                                           LIPPER
                                                                           GROWTH
                                                            FOCUS  S&P 500 STOCK
   JUNE 30, 1998                                            TRUST   INDEX  FUNDS
   -------------                                            -----  ------- ------
   One Year................................................ 39.9%   30.2%   28.3%
   Two Year................................................ 32.0%   33.2%   26.9%
   Three Year.............................................. 27.2%   30.2%   24.8%

As you can see, Focus Trust's performance has improved measurably over the last twelve months. The seeds that we planted years earlier are now bearing fruit. We now have surpassed our competitors (other growth funds) and are quickly closing in on the S&P 500. Considering our first year's underperformance, attributed to above-average cash weightings in a fast rising market, I am very pleased with our investment progress.

WILL FOCUS TRUST CHANGE?

Since our merger with Legg Mason, I have received many inquiries as to whether this partnership will change our investment approach in Focus Trust. The answer is no. We will continue to manage the assets of Focus Trust going forward as we have since inception. Each stock that we purchase must fit the investment tenets outlined in The Warren Buffett Way. This will not change.

I have often talked about raising the "economic bar" at Focus Trust which, as you know, is the process of adding economically superior companies to our base portfolio. If we are successful, the share price of Focus Trust should continue to march ahead at an above-average rate. The opportunity to work with Bill, Lisa, Nancy, David, Randy, Jay, Chip, Ericka, Kyle and Mary Chris gives us a greater list of companies to choose from, with the satisfaction that the research coverage of each of these companies is complete. In short, by joining Legg Mason, we have raised our "intellectual bar". This new partnership, I am confident, should provide stronger returns for our shareholders.

As always, we appreciate your support and confidence. If you have any questions about Focus Trust or your account statement, please do not hesitate to contact us. Our new 800 number at Legg Mason is (800) 822-5544. Also, if you know investors who think similarly to us, send them our way. We want to grow Focus Trust, but only with a core group of individuals who appreciate the investment approach. If you need a quick reminder, read our Investment Adviser-Shareholder Principles on the following page.

                                          Sincerely,
                                          LOGO

                                          /s/ Robert G. Hagstrom
                                          Robert G. Hagstrom, Jr., CFA
                                          Portfolio Manager

                   INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 . Legg Mason Fund Adviser, Inc., (the "Adviser") will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming a long-term holder of these outstanding businesses. The Adviser is not, nor will it ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. The Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, the Fund's shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long-term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of the Fund's shareholders.

                          LEGG MASON FOCUS TRUST, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS (93.45%)

                                                                       VALUE
 SHARES                                                    COST      (NOTE 1)
 ------                                                  ---------  -----------
         ADVERTISING (5.43%)
   9,000 WPP Group PLC ................................  $ 394,900  $   605,250
                                                         ---------  -----------
         AMUSEMENT/RECREATION (16.34%)
   5,800 America Online, Inc.* ........................    527,955      614,800
  42,400 International Speedway Corp., Class A ........    734,976    1,205,750
                                                         ---------  -----------
                                                         1,262,931    1,820,550
                                                         ---------  -----------
         BANKING SERVICES (4.72%)
  37,700 Lloyds TSB Group PLC .........................    624,859      526,494
                                                         ---------  -----------
         BUSINESS SERVICES (4.53%)
  22,550 Sotheby's Holdings Inc., Class A .............    343,746      504,556
                                                         ---------  -----------
         COLLECTIBLES (5.70%)
  19,750 Action Performance Companies, Inc. *..........    553,005      635,703
                                                         ---------  -----------
         GAMES/TOYS (5.17%)
  14,650 Hasbro, Inc. .................................    348,103      575,928
                                                         ---------  -----------
         INSURANCE (15.09%)
      15 Berkshire Hathaway, Inc., Class A *...........    415,055    1,174,575
   2,000 General RE Corp. .............................    517,700      507,000
                                                         ---------  -----------
                                                           932,755    1,681,575
                                                         ---------  -----------
         MOTORCYCLES/BICYCLES (5.63%)
  16,200 Harley-Davidson, Inc. ........................    316,448      627,750
                                                         ---------  -----------
         PHARMACEUTICALS (4.24%)
   6,400 Johnson & Johnson ............................    232,327      472,000
                                                         ---------  -----------
         RESTAURANTS/LODGING (5.45%)
   8,800 McDonald's Corp. .............................    414,555      607,200
                                                         ---------  -----------
         SECURITY BROKER (15.41%)
  10,350 American Express Company......................    390,811    1,179,900
  20,500 United Asset Management Corp. ................    539,368      536,844
                                                         ---------  -----------
                                                           930,179    1,716,744
                                                         ---------  -----------
         SERVICES (5.74%)
  13,600 Freddie Mac...................................    261,368      640,050
                                                         ---------  -----------
         TOTAL COMMON STOCKS...........................  6,615,176   10,413,800
                                                         ---------  -----------
 SHORT-TERM INVESTMENTS (6.47%)
 720,675 Bank of New York Cash Reserve.................    720,675      720,675
                                                         ---------  -----------
         TOTAL INVESTMENTS (99.92%)....................  7,335,851#  11,134,475
                                                         =========  -----------
         OTHER ASSETS IN EXCESS OF LIABILITIES (0.08%)                    9,255
                                                                    -----------
         NET ASSETS (100.00%)..........................             $11,143,730
                                                                    ===========

# Also represents cost for Federal income tax purposes
* Non-income producing security
                       See Notes to Financial Statements.

                          LEGG MASON FOCUS TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

ASSETS:
  Investments in securities, at value (cost $7,335,851) (Note 1).. $11,134,475
  Foreign currency, at value (cost $338)..........................         340
  Cash............................................................      11,357
  Dividends and interest receivable...............................      17,718
  Receivable for fund shares sold.................................      23,800
  Deferred organization costs (Note 1)............................      23,325
  Other assets....................................................      11,669
                                                                   -----------
    Total assets..................................................  11,222,684
                                                                   -----------
LIABILITIES:
  Fund shares redeemed............................................      39,213
  Accrued expenses................................................      19,149
  Payable to Adviser..............................................      20,592
                                                                   -----------
    Total liabilities.............................................      78,954
                                                                   -----------
NET ASSETS:
  Applicable to 555,815 shares of capital stock outstanding (Note
   1)............................................................. $11,143,730
                                                                   ===========
NET ASSETS CONSIST OF:
  Paid-in capital................................................. $ 6,141,319
  Undistributed net investment loss...............................     (42,320)
  Accumulated net realized gain on investments and foreign
   currency.......................................................   1,246,105
  Net unrealized appreciation of investments and foreign
   currency.......................................................   3,798,626
                                                                   -----------
    Net assets.................................................... $11,143,730
                                                                   ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
  ($11,143,730/555,815 shares).................................... $     20.05
                                                                   ===========

                       See Notes to Financial Statements.

                          LEGG MASON FOCUS TRUST, INC.
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
  Dividends........................................................ $   38,537
  Interest.........................................................     15,416
                                                                    ----------
    Total income...................................................     53,953
                                                                    ----------
EXPENSES:
  Investment advisory fees (Note 2)................................     33,681
  Administration fees..............................................     32,233
  Registration fees................................................     10,413
  Transfer agent fees..............................................     19,141
  Accounting fees..................................................     11,901
  Legal fees.......................................................      6,943
  Custody fees.....................................................      2,767
  Insurance........................................................      8,724
  Amortization of organization costs (Note 1)......................      6,447
  Audit fees.......................................................      8,857
  Directors fees...................................................      7,140
  Printing fees....................................................      5,951
  Other expenses...................................................        348
                                                                    ----------
    Total expenses.................................................    154,546
  Less expenses waived and reimbursed by Adviser (Note 2)..........    (58,273)
                                                                    ----------
    Net expenses...................................................     96,273
                                                                    ----------
NET INVESTMENT LOSS................................................    (42,320)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from security transactions and foreign
   currency........................................................  1,023,102
  Net change in unrealized appreciation on investments and foreign
   currency........................................................    909,350
                                                                    ----------
  Net realized and unrealized gain on investments..................  1,932,452
                                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................... $1,890,132
                                                                    ==========

                       See Notes to Financial Statements.

                          LEGG MASON FOCUS TRUST, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED        YEAR
                                                        06/30/98       ENDED
                                                       (UNAUDITED)   12/31/97
                                                       -----------  -----------
OPERATIONS:
  Net investment loss................................. $   (42,320) $   (56,184)
  Net realized gain on investments and foreign
   currency...........................................   1,023,102      503,863
  Net change in unrealized appreciation on investments
   and foreign currency...............................     909,350    1,547,574
                                                       -----------  -----------
    Net increase in net assets from operations........   1,890,132    1,995,253
                                                       -----------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gains on investments...................           0     (224,676)
                                                       -----------  -----------
CAPITAL STOCK TRANSACTIONS (NET)--NOTE 1..............   1,160,373   (1,004,784)
                                                       -----------  -----------
  Total increase in net assets........................   3,050,505      765,793
                                                       -----------  -----------
NET ASSETS:
  Beginning of period.................................   8,093,225    7,327,432
                                                       -----------  -----------
  End of period....................................... $11,143,730  $ 8,093,225
                                                       ===========  ===========


                       See Notes to Financial Statements.

                         LEGG MASON FOCUS TRUST, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Legg Mason Focus Trust, Inc. (the "Fund") is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on January 27, 1995 and commenced operations on April 17, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period could differ from these estimates.

  A. SECURITY VALUATION: The Fund calculates the net asset value and completes orders to purchase, exchange or repurchase Fund shares on each business day as of 4:00 p.m. Eastern time, with the exception of those days on which the New York Stock Exchange is closed.

  The Fund's securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value.

  B. RISKS ASSOCIATED WITH FOREIGN SECURITIES: Investments by the Fund in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Fund. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

  C. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the six months ended June 30, 1998. Therefore, no Federal income or excise tax provision is required.

  D. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

  E. ORGANIZATION COSTS: Costs incurred by the Fund in connection with their organization and initial registration and public offering of shares have been deferred by the Fund. Organization costs are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. Legg Mason Fund Adviser, Inc. (the "Adviser"), has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by the Adviser and remain outstanding at the time of redemption.

  F. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute net investment income in December and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  G. OTHER: Securities transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

  H. CAPITAL SHARE TRANSACTIONS: The Fund is authorized to issue one hundred million shares of capital stock with a par value of $0.001 per share. Transactions in shares of capital stock were as follows:

                                      SIX MONTHS ENDED
                                       JUNE 30, 1998           YEAR ENDED
                                        (UNAUDITED)        DECEMBER 31, 1997
                                     -------------------  ---------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                     -------  ----------  --------  -----------
     Shares sold....................  97,476  $1,853,960    96,836  $ 1,421,730
     Shares issued through
     reinvestment of dividends......       0           0    13,635      218,033
     Shares redeemed *.............. (37,501)   (693,587) (177,687)  (2,644,547)
                                     -------  ----------  --------  -----------
     Net Increase (Decrease)........  59,975  $1,160,373   (67,216) ($1,004,784)
                                     =======  ==========  ========  ===========

* Prior to June 30, 1998, redemptions were subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may have differed from the net asset value per share. Effective June 30, 1998, the Fund no longer imposes a redemption fee.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
Effective June 30, 1998, Legg Mason Fund Adviser, Inc. (the "Adviser") serves as the investment adviser to the Fund. The Adviser provides the Fund with investment advice, administrative services and facilities. As compensation for these services, the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets. Focus Capital Advisory, L.P. had voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 2.00%. Effective June 30, 1998, the Adviser has voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 1.90% until at least June 30, 2000. Investment advisory fees for the six-month period ended June 30, 1998 were as follows:

                                                                 EXPENSES WAIVED
                                               ADVISORY ADVISORY AND REIMBURSED
                                               FEE (%)  FEE ($)    BY ADVISER
                                               -------- -------- ---------------
     Legg Mason Fund Adviser, Inc.............   0.70%  $33,681      $58,273

Certain officers of the Fund are also officers and directors of the Adviser. All officers serve without direct compensation from the Fund during the period. There were no directors' fees paid to affiliated directors of the Fund. Robert G. Hagstrom, Jr., Chairman, is considered an affiliated director of the Fund, but receives no compensation.

NOTE 3 -- INVESTMENT TRANSACTIONS:
Investment transactions for the Fund for the six month period ended June 30, 1998, excluding temporary short-term investments, are as follows:

                                                                     PROCEEDS
               PURCHASES                                            FROM SALES
               ----------                                           ----------
               $3,224,079                                           $2,138,018

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION:
At June 30, 1998, the net unrealized appreciation of securities for Federal income tax purposes consisted of:

                                                                       AMOUNT
                                                                     ----------
     Gross unrealized appreciation.................................. $3,910,216
     Gross unrealized depreciation..................................   (111,590)
                                                                     ----------
     Net unrealized appreciation.................................... $3,798,626
                                                                     ==========

NOTE 5 -- SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED):
A special meeting of shareholders was held on June 24, 1998 to vote on matters in connection with the proposed acquisition of Focus Capital Advisory, L.P. by Legg Mason Fund Adviser, Inc. The proposals submitted for shareholder approval and the results for each proposal were as follows:

  A. PROPOSALS

                                                          FOR   AGAINST ABSTAIN
                                                        ------- ------- -------
     1. Approval of New Investment Advisory And
        Management Agreement with Legg Mason Fund
        Adviser, Inc. ................................. 284,629 15,358   4,492
     2. Approval of New Distribution Plan.............. 272,604 28,063   3,812

                                                        FOR   WITHHOLD AUTHORITY
                                                      ------- ------------------
     3. Election of Directors
       John F. Curley, Jr............................ 288,831       15,648
       Richard G. Gilmore............................ 288,831       15,648
       Arnold L. Lehman.............................. 288,831       15,648
       Jill E. McGovern.............................. 288,831       15,648
       T. A. Rodgers................................. 288,831       15,648

                                                       FOR   AGAINST ABSTAIN
                                                     ------- ------- -------
     4. Ratification of selection of
        PricewaterhouseCoopers LLP as independent
        public accountants for the fiscal year
        ending December 31, 1998.................... 294,008  4,998   5,473

                          LEGG MASON FOCUS TRUST, INC.
                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                               SIX MONTHS
                                  ENDED       YEAR         YEAR      PERIOD
                                06/30/98     ENDED        ENDED      ENDED
                               (UNAUDITED)  12/31/97     12/31/96  12/31/95**
                               -----------  --------     --------  ----------
Net Asset Value, beginning of
 period......................    $ 16.32    $ 13.01      $ 11.17     $10.00
                                 -------    -------      -------     ------
  INCOME FROM INVESTMENT
   OPERATIONS
    Net investment income
     (loss)..................      (0.08)     (0.11)       (0.05)      0.06
    Net realized and
     unrealized gain on
     investments.............       3.81       3.89         1.96       1.17
                                 -------    -------      -------     ------
      Total from investment
       operations............       3.73       3.78         1.91       1.23
                                 -------    -------      -------     ------
  DIVIDENDS TO SHAREHOLDERS
    Dividends from net
     investment income.......        --         --           --       (0.06)
    Dividends from net
     realized gains on
     investments.............        --       (0.47)       (0.07)       --
                                 -------    -------      -------     ------
      Total from dividends to
       shareholders..........       0.00      (0.47)       (0.07)     (0.06)
                                 -------    -------      -------     ------
Net Asset Value, end of
 period......................    $ 20.05    $ 16.32      $ 13.01     $11.17
                                 =======    =======      =======     ======
TOTAL RETURN.................    22.86% (2)  29.10%       17.14%     12.29% (2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's)................    $11,144    $ 8,093      $ 7,327     $5,061
  Ratio of expenses to
   average net assets after
   reimbursement of expenses
   by Adviser................     2.00% (1)   2.00%        2.00%      1.92% (1)(3)
  Ratio of expenses to
   average net assets before
   reimbursement of expenses
   by Adviser................     3.21% (1)   4.04%        4.96%      7.89% (1)
  Ratio of net investment
   income to average net
   assets after reimbursement
   of expenses by Adviser....    (0.89%)(1)  (0.74%)      (0.40%)     1.19% (1)
  Ratio of net investment
   income to average net
   assets before
   reimbursement of expenses
   by Adviser................    (2.10%)(1)  (2.78%)      (3.36%)    (4.78%) (1)
  Portfolio turnover.........    23.61% (2)  14.47% (4)    8.47%      0.00%
  Average commission rate
   paid *....................        N/R    $0.1006      $0.0979        N/R

(1) Annualized
(2) Not Annualized
(3) Prior to September 1, 1995, the annualized expenses were capped at 1.75%.
(4) Portfolio turnover was higher than anticipated due to fund share redemptions.
 * Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. This disclosure was initially required by the U.S. Securities and Exchange Commission beginning 1996 but has since been revoked.
N/R Not required
** The Fund commenced investment operations on April 17, 1995.

                       See Notes to Financial Statements.

                  LEGG MASON FOCUS TRUST, INC. (800) 665-2550

                              BOARD OF DIRECTORS
                         John F. Curley, Jr., Chairman
                              Richard G. Gilmore
                               Arnold L. Lehman
                             Dr. Jill E. McGovern
                                 T. A. Rodgers

                              INVESTMENT ADVISER
                         Legg Mason Fund Adviser, Inc.
                               100 Light Street
                              Baltimore, MD 21202

                                  UNDERWRITER
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                             SHAREHOLDER SERVICES
                    First Data Investor Services Group Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                                   CUSTODIAN
                             The Bank of New York
                                48 Wall Street
                              New York, NY 10286

                                 LEGAL COUNSEL
                          Kirkpatrick & Lockhart, LLP
                         1800 Massachusetts Ave., N.W.
                             Washington, DC 20036

                                   AUDITORS
                          PricewaterhouseCoopers LLP
                            2400 Eleven Penn Center
                            Philadelphia, PA 19103

 This report is submitted for
 general information of the
 shareholders of the Fund. It
 is not authorized for
 distribution to prospective
 investors in the Fund unless
 preceded or accompanied by an
 effective Prospectus which
 includes details regarding the
 Fund's objectives, policies,
 expenses and other
 information.



                                  LEGG MASON
                             FOCUS TRUST, INC. /SM/

                                  SEMI-ANNUAL
                                    REPORT
                                 JUNE 30, 1998